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                   UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549


                                  --------------------


                                       FORM 8-K

                                    CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          DATE OF REPORT:  OCTOBER 27, 1997
                          (Date of earliest event reported)


                                SILICON GRAPHICS, INC.
                (Exact name of registrant as specified in its charter)


         DELAWARE                         1-10441               94-2789662
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)


          2011 N. SHORELINE BOULEVARD, MOUNTAIN VIEW, CALIFORNIA  94043-1389
                 (Address of principal executive offices)  (Zip Code)


                                    (415) 960-1980
                 (Registrant's telephone number, including area code)


            ------------------------------------------------------------
            (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

On October 27, 1997, Silicon Graphics, Inc. issued a press release regarding its results for the quarter ended September 30, 1997, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

On October 29, 1997, Silicon Graphics, Inc. issued three press releases regarding senior management changes and a restructuring program, copies of which are attached hereto as Exhibit 99.2 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.1  Press release of Silicon Graphics, Inc. dated October 27, 1997.

Exhibit 99.2  Press releases of Silicon Graphics, Inc. dated October 29, 1997.

                                      SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

Dated:  October 31, 1997
                                       SILICON GRAPHICS, INC.
                                       (Registrant)


                                       By: /s/ William M. Kelly
                                           ---------------------------
                                            William M. Kelly
                                            Senior Vice President,
                                            Corporate Operations